Statement of Additional Information Supplement

June 30, 2017

Morgan Stanley Institutional Fund Trust

Supplement dated June 30, 2017 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated May 1, 2017

Ultra-Short Income Portfolio

The section of the Statement of Additional Information entitled "Control Persons and Principal Holders of Securities—Class IR" is hereby deleted and replaced with the following:

Class IR

Portfolio	Name and Address	% of Class
Ultra-Short Income	Morgan Stanley Smith Barney LLC	55.77%
	1300 Thames St Wharf 6th Fl Baltimore, MD 21231-3496
	Celgene Corporation 86 Morris Ave Summit, NJ 07901-3900	29.32%
	School Board of Polk County Florida PO Box 391 Bartow, FL 33831-0391	7.34%

Please retain this supplement for future reference.